UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	February 18, 2021

Harley-Davidson Motorcycle Trust 2021-A

(Exact name of Issuing Entity as specified in its charter)

(Central Index Key Number of Issuing Entity: 0001841508)

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

(Central Index Key Number of Depositor: 0001114926)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-230733	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 Arrowhead Drive, Carson City, Nevada 89706

(Address of principal executive offices, including zip code)

(775) 886-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None.

Item 6.05                                           Securities Act Updating Disclosure

On February 18, 2021, Harley-Davidson Motorcycle Trust 2021-A (the “Trust”) will issue $82,000,000 of 0.13042% Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), $243,000,000 of 0.22% Class A-2 Motorcycle Contract Backed Notes (the “Class A-2 Notes”), $243,000,000 of 0.37% Class A-3 Motorcycle Contract Backed Notes (the “Class A-3 Notes”), and $63,580,000 of 0.53% Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes”).  $77,900,000 of the Class A-1 Notes, $230,850,000 of the Class A-2 Notes, $230,850,000 of the Class A-3 Notes and $60,400,000 of the Class A-4 Notes were offered and will be sold pursuant to the Prospectus dated February 9, 2021 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(5) and relating to registration statement number 333-230733.

Item 8.01.                                        Other Events.

Harley-Davidson Customer Funding Corp. is filing final execution copies of the agreements listed below as exhibits to this Current Report on Form 8-K in connection with its filing with the SEC of the Prospectus described above in Item 6.05. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not Applicable.

(b)                                 Not Applicable.

(c)                                  Not Applicable.

(d)                                 Exhibits.

(4.1)	Amended and Restated Trust Agreement, dated February 1, 2021, between Harley-Davidson Customer Funding Corp. and Wilmington Trust, National Association.

(4.2)	Indenture, dated as of February 1, 2021, between the Harley-Davidson Motorcycle Trust 2021-A and Citibank, N.A.

(4.3)	Asset Representations Review Agreement, dated as of February 1, 2021, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2021-A and Clayton Fixed Income Services LLC.

(10.1)	Transfer and Sale Agreement, dated as of February 1, 2021, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)	Sale and Servicing Agreement, dated as of February 1, 2021, among Harley-Davidson Motorcycle Trust 2021-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(10.3)	Administration Agreement, dated as of February 1, 2021, among the Harley-Davidson Motorcycle Trust 2021-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: February 18, 2021	By:	/s/ James Darrell Thomas
James Darrell Thomas
Vice President, Treasurer and Assistant Secretary

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated February 18, 2021

Exhibit
Number

(4.1)	Amended and Restated Trust Agreement, dated February 1, 2021, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(4.2)	Indenture, dated as of February 1, 2021, between the Harley-Davidson Motorcycle Trust 2021-A and Citibank, N.A.

(4.3)	Asset Representations Review Agreement, dated as of February 1, 2021, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2021-A and Clayton Fixed Income Services LLC.

(10.1)	Transfer and Sale Agreement, dated as of February 1, 2021, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)	Sale and Servicing Agreement, dated as of February 1, 2021, among Harley-Davidson Motorcycle Trust 2021-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(10.3)	Administration Agreement, dated as of February 1, 2021, among the Harley-Davidson Motorcycle Trust 2021-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.